UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2023

DSS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Wiregrass Pkwy, West Henrietta, NY	14586
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

DSS, Inc.’s (the “Company”) wholly owned subsidiary, Decentralized Sharing Systems, Inc. (“DSSI”) previously entered into, on June 15, 2022 (the “Issuance Date”), an agreement pursuant to which DSSI issued to Sharing Services Global Corporation (“SHRG”): (a) a two-year Convertible, Advancing Promissory Note in the principal amount of $27.0 million (the “2022 Note”) in favor of DSSI and (b) a detachable Warrant to purchase up to 818,181,819 shares of SHRG’s Class A Common Stock at the exercise price of $0.033 per share. The 2022 Note held interest at the annual rate of 8% and was due and payable on demand or, if no demand, on May 1, 2024.

On February 28, 2023, DSSI and SHRG, entered into a letter agreement for mutual settlement of the interest accrued between the Issuance Date through and including December 31, 2022, on the 2022 Note. SHRG issued to DSSI 26,285,714 shares of SHRG’s Common Stock, in lieu of cash payment to satisfy the interest accrued between the Issuance Date through and including December 31, 2022.

On April 17, 2023, SHRG and DSSI, mutually agreed in a subsequent Letter Agreement (the “Second DSSI Letter Agreement”) to a mutual settlement of the interest accrued between January 1, 2023 through and including March 31, 2023, on the 2022 Note. In accordance with the Second DSSI Letter Agreement, SHRG agreed to issue 28,877,005 shares of SHRG’s Common Stock, at a price per share of $0.0187 in lieu of cash payment to satisfy the accrued and unpaid interest between January 1, 2023, through and including March 31, 2023, equal to $540,000 owed to DSSI under the Second DSSI Letter Agreement.

The information set forth above is qualified in its entirety by reference to the Second DSSI Letter Agreement attached hereto as Exhibit 10.1 which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Letter Agreement dated April 17, 2023, by and between Sharing Services Global Corporation and Decentralized Sharing Systems, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2023	DSS, INC.

	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer